UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23679

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND

FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: June 30

Date of reporting period: July 1, 2024 – December 31, 2024

Item 1: Report to Shareholders.

(a)  The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO

RESIDENTS, INC.

LETTER TO SHAREHOLDERS

January 31, 2025

Dear Shareholders:

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the period from July 1, 2024, to December 31, 2024.

After intense debate about the health of the economy and progress in the fight to lower inflation, the Federal Reserve (the “Fed”) finally commenced lowering interest rates at its September 2024 meeting. Overall, the Fed lowered the federal funds rate by a total of 1.00% during the last three meetings of the period. The federal funds rate closed the period in the range of 4.25% to 4.50%.

Economic projections released after the December 2024 meeting forecast a slower pace of easing in 2025 than had been projected earlier in the year. Two 0.25% rate cuts are now expected by the market. The 10-year note reacted to the news with yields increasing. Also weighing on bond markets is the uncertainty of the effects the implementation of the economic agenda of president-elect Donald Trump, including tariffs on many imported goods, could have on inflation and the budget deficit. Equity markets also reacted negatively after the December meeting with major indices trading between 4% to 6% lower than the highs reached after the election.

The yield of the 10-year U.S. Treasury note increased during the period. It closed the period at 4.57% versus 4.40% at the beginning of the period. The curve steepened as the yield of the 2-year U.S. Treasury note decreased, closing the period at 4.24% versus 4.76% at the beginning of the period. The yield curve is no longer inverted. Recent inflation reports signal inflation remains above the Fed’s 2% long term goal and progress towards that goal is slow.

Uncertainty over the pace of subsequent rate cuts and the implementation of new economic policies, the shape of the yield curve, and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the investment adviser remains committed to seeking investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ William Rivera
William Rivera
Executive Director
UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, as Investment Adviser

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended December 31, 2024. The views and opinions in the letter were current as of January 31, 2025. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

MANAGEMENT DISCUSSION OF

FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended the trading of its securities and the issuance of Tax-Exempt Secured Obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the period from July 1, 2024, to December 31, 2024:

Six-Month Period
Based on market price	7.27%
Based on net asset value	3.00%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value (“NAV”) and market price as of period-end:

Dividend yield-based on market value	5.45%
Dividend yield based on NAV	3.50%
NAV as of December 31, 2024	$5.24
Market Price as of December 31, 2024	$3.36
Premium (discount) to NAV	-35.9%

The Fund’s principal distributions commenced on February 4, 2015. Distributions made during prior years amounted to $139,567,535, representing a total of $3.34 per share. The NAV and market price for the Fund shares were reduced by these amounts. For the period from July 1, 2024, to December 31, 2024, there were no capital distributions. The Fund’s remaining principal for distribution as of December 31, 2024, amounts to $6.66. To the extent capital losses realized by the Fund on dispositions of securities are not offset by capital gains realized in the same or in subsequent years, there is no assurance that the Fund will be able to return the remaining principal by December 31, 2032.

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period.

The Fund’s net investment income was $3.6 million for the six-month period versus $7.1 million last year. The dividend paid was $3.6 million versus $7.1 million last year. The Fund distributed all of its net investment income as dividends, during the period, plus approximately $2,000 of net investment income from prior periods.

The Fund’s investment portfolio is comprised of various security classes. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) considers numerous characteristics of each asset class to meet the Fund’s investment objective. Many securities in which the Fund invests have call dates prior to maturity. The Fund’s portfolio of Mortgage-Backed Securities (“MBS”) is subject to prepayments on the underlying mortgages.

The chart below reflects the breakdown of the Fund’s investment portfolio (based on % of Total Investments) as of December 31, 2024. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The majority of the Puerto Rico security holdings are MBS, issued and guaranteed by U.S. agencies or municipal bonds collateralized with U.S. agency MBS. The MBS, which represent 11.20% of the portfolio, continue to pay down as they approach maturity. The final maturity of the municipal bonds range from two to six years. The final maturity of the agency MBS range from four to nine years. The valuation of the MBS was relatively flat versus last year.

Approximately 2.72% of the Fund’s portfolio is invested in the Puerto Rico Sales Tax Financing Corporation Bonds (“COFINA”) exchanged in February 2019. The valuation of the COFINA bonds decreased as the yield of the ten-year note increased during the period. Transfers to the bonds trustee for the redemption of the bonds for fiscal 2025 commenced on July 1, 2024. On October 21, 2024, COFINA announced that 100% of the required Puerto Rico sales and use (IVU) collections had been transferred to the bonds trustee.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds representing 62.53% and 23.55%, respectively of the portfolio. Even though long term interest were higher, the valuation of the U.S. agencies increased during the period. The U.S. municipal bonds, on the other hand, decreased in value with the increase in long term rates. The U.S. agencies outperformed the rest of the portfolio.

There were approximately $147 million in U.S. municipal bond calls and bond maturities and approximately $4 million in Puerto Rico MBS paydowns during the period. Approximately $19 million were used to pay down leverage and approximately $41 million remain invested in short-term U.S. agency discount notes. There was no Fund leverage at the end of the period.

The Fund is a target maturity fund with the objective of returning the initial investment of $10 per share of common stock on or before December 31, 2032. There was no return of principal during the period. The NAV of the Fund increased $0.01 during the period from $5.23 at the beginning of the period to $5.24 at the end of the period. The net decrease of approximately $1.3 million in the valuation of the portfolio was more than offset by realized gains of approximately $1.7 million. At period-end, the Fund’s indicated market value was a 35.9% discount to its NAV, a decrease from the discount of 38.4% at fiscal year-end 2024.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the Fund’s portfolio (based on % of Total Investments) using various metrics as of period-end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition

Sales and Use Tax (PR)	2.72%

Housing Bonds	6.78%

Mortgage-Backed Securities	4.43%

U.S. Agencies	62.53%

U.S. Municipals - Revenue Bond	16.77%

U.S. Municipals - General Obligation	6.78%

Total	100.00%

Geographic Allocation

Puerto Rico	13.92%

U.S.	86.08%

100.00%

The following table shows the ratings of the Fund’s portfolio securities (based on % of Total Investments) as of December 31, 2024. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent
AAA	76.84%
AA	20.44%
Not Rated	2.72%
Total	100.00%

The “Not-Rated” category is comprised of the new-issue COFINA bonds issued in 2019. The bonds were issued without a rating from any of the rating agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of December 31, 2024, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of the Investment Adviser as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As a fundamental policy the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issue TSOs in the local market. Both, if applicable, are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021, pending registration under the 1933 Act.

There were no securities sold under repurchase agreements outstanding for leverage purposes as of December 31, 2024. Fund leverage decreased by $19,400,000 during the period.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the period from July 1, 2024, to December 31, 2024 (Unaudited)	For the fiscal year ended June 30, 2024	For the fiscal year ended June 30, 2023	For the fiscal year ended June 30, 2022	For the fiscal year ended June 30, 2021

Increase (Decrease) in Net Asset Value:
Per Share		Net asset value applicable to common stock, beginning of period	$5.23	$5.20	$5.45	$7.19	$7.49
Operating		Net investment income (a)	0.09	0.18	0.19	0.20	0.23
Performance:		Net realized gain (loss) and unrealized appreciation (depreciation) from investments (a)	0.01	0.03	(0.25)	(0.79)	(0.03)
		Total from investment operations	0.10	0.21	(0.06)	(0.59)	0.20
		Less: Dividends from net investment income to common shareholders	(0.09)	(0.18)	(0.19)	(0.21)	(0.23)
		Return of Capital	-	-	-	(0.94)	(0.38)
		Discount on repurchase of common stock	-	-	-	-	0.11
		Net asset value applicable to common stock, end of period	$5.24	$5.23	$5.20	$5.45	$7.19

		Market value, end of period (b)	$3.36	$3.22	$3.45	$4.08	$6.18

Total	(b) (f)	Based on market value per share	7.27%	(0.96)%	(10.83)%	(17.47)%	2.79%
Investment
Return:	(f)	Based on net asset value per share	3.00%	6.72%	0.61%	(5.24)%	4.05%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	0.92%	1.46%	1.45%	0.77%	0.75%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	1.30%	1.91%	1.90%	1.17%	1.16%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.14%	1.30%	1.34%	1.17%	1.15%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.16%	0.61%	0.56%	0.00%	0.01%
	(c) (e) (h)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.42%	3.52%	3.68%	3.09%	3.06%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$204,504	$204,107	$202,761	$212,737	$280,423
	(g)	Portfolio turnover	0.00%	0.00%	5.88%	0.00%	4.13%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	0.00%	0.00%	0.00%	0.00%	0.00%

	(a)	Based on average outstanding common shares of 39,019,318, 39,019,318, 39,019,318, 39,019,318, and 40,703,300, for the period from July 1, 2024, and December 31, 2024, and for the fiscal years ended June 30, 2024, June 30, 2023, June 30, 2022, and June 30, 2021, respectively.

	(b)	Period end market values provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

	(c)	Based on average net assets applicable to common shareholders of $207,114,012, $202,213,253, $205,965,541, $255,885,247, and $303,519,626, for the period from July 1, 2024, to December 31, 2024, and for the fiscal years ended June 30, 2024, June 30, 2023, June 30, 2022, and June 30, 2021, respectively. Ratios for the period from July 1, 2024, to December 31, 2024 were annualized using a 365 day base.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)	The effect of the expenses waived for the period from July 1, 2024, to December 31, 2024, and for the fiscal years ended June 30, 2024, June 30, 2023, June (e) 30, 2022, and June 30, 2021, was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.38%, 0.45%, 0.45%, 0.40%, and 0.41%, respectively.

	(f)	Dividends are assumed to be reinvested at the lower of the per share market value/net asset value or the closing market price on the ex-dividend date. For the period from July 1, 2024, to December 31, 2024, and for the fiscal years ended June 30, 2024, June 30, 2023, June 30, 2022, and June 30, 2021, dividends were reinvested at market value. Investment return is not annualized for the period from July 1, 2024, to December 31, 2024.

	(g)	Portfolio turnover is not annualized for the period from July 1, 2024, to December 31, 2024. For the fiscal year ended June 30, 2022, portfolio turnover calculations exclude transactions related to the restructuring of Employees Retirement System Bonds, which became effective on March 15, 2022.

	(h)	Net investment income ratio for the fiscal year ended June 30, 2023, includes a legal settlement received which was classified as Other Income in the Statement of Operations. See Note 11 for more information.

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS					December 31, 2024 (Unaudited)

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies Bonds and Notes - 1.83% of net assets applicable to common shareholders, total cost of $3,765,000
$171,000	F	Puerto Rico Sales Tax	4.50%	07/01/34	$171,313
87,000	F	Puerto Rico Sales Tax	4.55%	07/01/40	87,021
636,000	F	Puerto Rico Sales Tax	4.75%	07/01/53	626,505
1,609,000	F	Puerto Rico Sales Tax	5.00%	07/01/58	1,602,984
26,000	F	Puerto Rico Sales Tax	4.54%	07/01/53	25,345
354,000	F	Puerto Rico Sales Tax	4.78%	07/01/58	347,665
882,000	F	Puerto Rico Sales Tax	4.33%	07/01/40	869,911
3,765,000					$3,730,744

Puerto Rico Agencies Zero Coupons Bonds - 0.85% of net assets applicable to common shareholder, total cost of $1,724,074
$165,000	I	Puerto Rico Sales Tax	0.00%	07/01/27	$149,336
161,000	I	Puerto Rico Sales Tax	0.00%	07/01/29	135,084
207,000	I	Puerto Rico Sales Tax	0.00%	07/01/31	159,105
233,000	I	Puerto Rico Sales Tax	0.00%	07/01/33	164,059
2,226,000	I	Puerto Rico Sales Tax	0.00%	07/01/46	716,066
1,814,000	I	Puerto Rico Sales Tax	0.00%	07/01/51	423,622
$4,806,000					$1,747,272

Principal Outstanding Amount
Puerto Rico Collateralized Mortgage Obligations Exempt - 1.42% of net assets applicable to common shareholders, total cost of $2,927,586
$2,927,586	A	Popular Securities Mortgage Trust	5.25%	10/17/32	$2,907,652

Mortgage Backed Securities - 6.69% of net assets applicable to common shareholders, total cost of $14,214,546
$517,404		Puerto Rico Housing Finance Authority	5.00%	09/29/29	$519,092
45,916		Puerto Rico Housing Finance Authority	3.00%	06/29/26	44,753
85,506		Puerto Rico Housing Finance Authority	5.88%	03/29/30	86,640
495,206		Puerto Rico Housing Finance Authority	6.25%	03/29/28	504,174
481,647		Puerto Rico Housing Finance Authority	6.50%	10/29/29	490,421
535,679		Puerto Rico Housing Finance Authority	6.56%	04/29/28	546,719
875,445		Puerto Rico Housing Finance Authority	3.00%	04/29/30	789,635
87,571		Puerto Rico Housing Finance Authority	3.38%	07/29/29	82,538
3,972,130		Puerto Rico Housing Finance Authority	3.50%	08/29/30	3,572,105
42,048		Puerto Rico Housing Finance Authority	3.96%	06/29/26	41,738
142,603		Puerto Rico Housing Finance Authority	4.38%	08/29/29	141,752
3,709,225		Puerto Rico Housing Finance Authority	4.50%	08/29/30	3,614,454
65,113		Puerto Rico Housing Finance Authority	4.96%	09/29/26	65,416
1,155,110		Puerto Rico Housing Finance Authority	5.50%	08/29/30	1,164,704
1,973,534		Puerto Rico Housing Finance Authority	6.00%	08/29/30	2,009,594
$14,184,137	G				$13,673,735

Puerto Rico GNMA Taxable - 0.76% of net assets applicable to common shareholders, total cost of $1,528,387
$15,950		GNMA Pool 593645	7.00%	10/20/32	$15,941
62,015		GNMA Pool 465518	7.00%	01/15/29	62,516
65,742		GNMA Pool 487310	6.50%	09/15/28	68,459
43,581		GNMA Pool 593640	6.00%	01/15/33	43,564
73,963		GNMA Pool 593641	6.50%	01/15/33	74,354
66,700		GNMA Pool 593678	7.00%	04/15/33	66,864
151,056		GNMA Pool 593686	6.50%	05/15/33	158,131
215,639		GNMA Pool 593735	6.00%	09/15/33	218,045
82,409		GNMA Pool 607311	6.00%	05/15/33	84,170
32,817		GNMA Pool 607312	6.00%	05/15/33	33,163
47,395		GNMA Pool 607316	6.50%	05/15/28	48,889
81,110		GNMA Pool 607374	7.00%	08/15/33	81,320
53,869		GNMA Pool 530792	6.00%	01/15/33	53,886
76,322		GNMA Pool 530793	6.00%	01/15/33	76,538
23,461		GNMA Pool 530801	6.50%	01/15/33	24,396
37,574		GNMA Pool 530806	6.00%	02/15/33	38,376
8,328		GNMA Pool 530818	6.50%	02/15/28	8,410
16,760		GNMA Pool 530820	6.50%	02/15/28	16,891
20,569		GNMA Pool 548545	6.50%	11/15/31	21,093
7,444		GNMA Pool 548575	6.50%	03/15/32	7,565
119,084		GNMA Pool 554109	6.50%	03/15/33	120,958
45,497		GNMA Pool 554102	6.00%	03/15/33	46,469
35,961		GNMA Pool 554103	6.00%	03/15/33	36,730
83,242		GNMA Pool 554119	6.00%	04/15/33	85,296
31,151		GNMA Pool 554120	6.00%	04/15/33	31,817
15,200		GNMA Pool 554123	6.50%	04/15/28	15,320
15,547		GNMA Pool 554124	6.50%	04/15/28	15,700
$1,528,386	B				$1,554,861

Puerto Rico FNMA Taxable - 2.12% of net assets applicable to common shareholders, total cost of $4,240,431
$53,269		FNMA Pool 573451	6.50%	04/01/31	$55,289
113,367		FNMA Pool 651051	6.50%	08/01/32	115,686
65,215		FNMA Pool 654693	6.00%	12/01/32	66,572
219,131		FNMA Pool 654698	6.00%	01/01/33	225,175
52,323		FNMA Pool 654704	6.50%	02/01/33	54,140
61,764		FNMA Pool 654705	6.00%	02/01/33	62,497
80,150		FNMA Pool 654710	7.00%	04/01/33	83,051
293,495		FNMA Pool 671382	6.00%	11/01/32	302,792
189,730		FNMA Pool 671389	6.00%	12/01/32	191,521
165,131		FNMA Pool 671405	6.00%	01/01/33	166,200
1,136,117		FNMA Pool 682079	6.00%	11/01/32	1,166,793
1,763,619		FNMA Pool 695384	6.00%	03/01/33	1,798,699
46,311		FNMA Pool 695398	6.50%	05/01/33	47,384
$4,239,622	C				$4,335,799

Puerto Rico Freddie Mac Taxable - 0.06% of net assets applicable to common shareholders, total cost of $129,469
$44,330		FHLMC Pool A10563	6.00%	05/01/33	$44,901
69,351		FHLMC Pool C76039	6.00%	01/01/33	69,763
15,788		FHLMC Pool C76924	6.00%	02/01/33	16,074
$129,469	D				$130,738

Face Amount
US Government, Agency and Instrumentalities - 61.68% of net assets applicable to common shareholders, total cost of $139,437,759
$6,500,000		Federal Farm Credit	1.48%	11/26/32	$5,079,575
10,000,000		Federal Farm Credit	4.90%	06/29/32	9,896,290
25,000,000		Federal Home Loan Bank	5.00%	09/01/32	24,971,500
57,000,000		Federal Home Loan Bank	1.55%	05/26/32	45,246,087
41,000,000		Federal Home Loan Bank Discount Note	0.00%	01/14/25	40,937,759
$139,500,000					$126,131,211

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS					December 31, 2024 (Unaudited)

US Municipals - 23.23% of net assets applicable to common shareholders, total cost of $47,248,615
$3,730,000	E	H Larkspur California Pension Obligations Bond	2.68%	07/01/30	$3,406,053
23,590,000	E	H Pennsylvania State Economic Development Finance Authority	6.41%	06/15/30	24,660,042
13,210,000		H State of Illinois General Obligations	6.21%	01/01/32	13,674,807
6,000,000	E	New York City Transitional Finance Authority	3.80%	08/01/29	5,771,390
$46,530,000					$47,512,292

Total investments (98.64% of net assets applicable to common shareholders)					$201,724,304
Other Assets and Liabilities, net (1.36% of net assets applicable to common shareholders)					2,779,837
Net assets applicable to common shareholders - 100%					$204,504,141

A

Certificates are collateralized by the Government National Mortgage Association (“GNMA”). They are subject to prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. Significant unobservable inputs were used in the valuation of this security and it is classified as Level 3.

B

GNMA - represents mortgage-backed obligations guaranteed by the GNMA. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

C

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association (“FNMA’). They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

D

FHLMC - represents mortgage-backed obligations guaranteed by the Federal Home Loans Mortgage Corporation (“FHLMC”) They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

E	Revenue Bonds - issued by government agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus.

F

Revenue Bonds - issued by government agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

G

Certificates represent limited obligations of the authority, payable from and secured by certain mortgage-backed securities guaranteed by the GNMA or issued by the FNMA. These certificates are backed by mortgage loans made by Puerto Rico lending institutions. They are subject to prepayment or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

H	These securities are insured as to principal and interest by Assured Insurance Services, AGM Insurance or Assured Guaranty.

I	Issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2024	(Unaudited)

Assets:	Investment in securities, at value (identified cost - $215,215,865)		$201,724,304
	Cash		2,494,590
	Interest receivable		1,272,674
	Prepaid expenses and other assets		25,893
	Total assets		205,517,461

Liabilities:	Dividends payable to common shareholders		595,532
	Directors’ fees payable		6,098
	Payables:
	Investment advisory fees	56,044
	Administration, custody, and transfer agency fees	21,061	77,105
	Professional fees		118,514
	Administration fees tax advance		149,588
	Reporting fees		48,429
	Accrued expenses and other liabilities		18,054

	Total liabilities		1,013,320

Net Assets Applicable to Common Shareholders:			$204,504,141

Net Assets Applicable to Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 39,019,318 shares issued and outstanding)		$263,219,633
	Total Distributable Earnings (Accumulated Loss) (Note 1 and Note 8)		(58,715,492)
	Net assets applicable to common shareholders		$204,504,141
	Net asset value applicable to common shares - per share; 39,019,318 shares outstanding		$5.24

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS

		For the period from July 1, 2024, to December 31, 2024 (Unaudited)

Investment Income:	Interest	$4,529,414

Expenses:	Interest and leverage related expenses	166,016
	Investment advisory fees	739,967
	Administration, custody, and transfer agent fees	187,376
	Professional fees	120,718
	Directors’ fees and expenses	15,299
	Insurance expense	80,601
	Reporting fees	21,727
	Other	25,858

	Total expenses	1,357,562

	Waived investment advisory, administration, custody, and transfer agency fees	(399,288)

	Net expenses after waived fees by investment adviser, administrator, custodian and transfer agent	958,274

Net Investment Income:		3,571,140

Realized Gain (Loss) and	Net realized gain (loss) on investments	1,714,620
Unrealized Appreciation	Change in net unrealized appreciation (depreciation) on investments	(1,315,399)

(Depreciation) on Investments:	Total net realized and unrealized gain (loss) on investments	399,221

	Net increase (decrease) in net assets resulting from operations	$3,970,361

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

		For the period from July 1, 2024, to December 31, 2024 (Unaudited)	For the fiscal year ended June 30, 2024

Increase (Decrease) in Net Assets:

	Net investment income	$3,571,140	$7,114,181
	Net realized gain (loss) on investments	1,714,620	24,271
	Change in net unrealized appreciation (depreciation) on investments	(1,315,399)	1,353,689

	Net increase (decrease) in net assets resulting from operations	3,970,361	8,492,141

Dividends to Common
Shareholders From:	Net investment income	(3,573,194)	(7,146,388)
	Return of capital	-	-

		(3,573,194)	(7,146,388)

Net Assets:	Net increase (decrease) in net assets applicable to common shareholders	397,167	1,345,753

	Net assets at the beginning of the period/year	204,106,974	202,761,221

	Net assets at the end of the period/year	$204,504,141	$204,106,974

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CASH FLOWS

Increase (Decrease) in Cash		For the period from July 1, 2024, to December 31, 2024 (Unaudited)

Cash Provided by	Net increase (decrease) in net assets from operations	$3,970,361
Operations:	Adjusted by:

	Purchases of short portfolio securities	(131,270,513)
	Calls, maturities and paydowns of portfolio securities	60,067,704
	Maturities of short portfolio securities	90,800,000
	Net realized gain on investments	(1,714,620)
	Change in net unrealized (appreciation) depreciation on investments	1,315,399
	Accretion of discounts on investments	(513,646)
	Amortization of premiums on investments	112,379
	Decrease in interest receivable	1,701,967
	Decrease in prepaid expenses and other assets	89,278
	Decrease in interest payable	(17,977)
	Increase in directors’ fee payable	98
	Decrease in administration, custody, and transfer agent fees payable	(2,914)
	Decrease in investment advisory fees payable	(17,576)
	Decrease in professional fees	(73,408)
	Increase in adminstration fees tax advance	4,317
	Decrease in reporting fees	(5,071)
	Decrease in accrued expenses and other liabilities	(1,239)

	Total cash provided by operations	24,444,539

Cash Used in	Securities sold under reverse repurchase agreements proceeds	16,400,000
Financing Activities:	Securities sold under reverse repurchase agreements repayments	(35,800,000)
	Dividends to common shareholders paid in cash	(3,573,194)

	Total cash used in financing activities	(22,973,194)

Cash:	Net increase (decrease) in cash for the period	1,471,345
	Cash at the beginning of the period	1,023,245

	Cash at the end of the period	$2,494,590

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$183,993

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on July 11, 2003, and commenced operations on July 29, 2003. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser. UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objectives are (i) to provide current income, consistent with the preservation of capital and (ii) to return the initial investment of $10 per share of common stock on or before December 31, 2032.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the 1933 Act, absent an available exception. The Fund has suspended trading of its securities pending its registration under 1933 Act.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The Fund is expected to be liquidated by or about December 31, 2032 (the “Target Date”). The Fund intends to distribute to shareholders during the period commencing on or after July 31, 2013, and ending approximately on the Target Date, an amount at least equal, in the aggregate, to the initial offering price of $10 per share. There is no assurance that this objective will be achieved. As a result, the Fund has established a restricted account within the undistributed net investment income for tax purposes to recoup amounts paid in connection with its initial public offering. As a fundamental policy, the securities purchased by the Fund will not have an expected maturity date subsequent to the Target Date, even though final maturities could exceed December 31, 2032. However, due to the Puerto Rico Sales Tax Financing Corporation (“COFINA”) debt restructuring and corresponding bond exchange, the Fund now holds new COFINA bonds in its investment portfolio with maturity dates beyond December 31, 2032.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value Per Share

The NAV per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (NYSE) or, if such day is not a business day in New York or Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The NAV per share is computed by dividing the total assets of the Fund, less its liabilities, by the total number of outstanding shares of the Fund.

Valuation of Investments

The Fund’s assets are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by Fund management and the Board of Directors (the “Board”). In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available from any source, they will be fair valued by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held by the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board on a regular basis. At December 31, 2024, no portfolio securities were fair valued by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below:

•

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 - Significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

•

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies, Bonds, and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread quotes, benchmark curves (including, but not limited to, Treasury benchmarks and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency, mortgage, and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. MBS for which there is a lack of transparency of prices due to lack of trading activity are classified as Level 3.

Obligations of U.S. Government Sponsored Entities, States, and Municipalities: The fair value of obligations of U.S. government sponsored entities, states, and municipalities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the portfolio by inputs used as of December 31, 2024, in valuing the Fund’s investments carried at fair value:

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

	Investments in Securities
	Level 1	Level 2	Level 3	Balance 12/31/2024

Puerto Rico Agencies Bond and Notes	$-	$5,478,016	$-	$5,478,016
Puerto Rico Collateralized Mortgage Obligations Exempt	-	-	2,907,652	2,907,652
Mortgage Backed Securities	-	13,673,735	-	13,673,735
Puerto Rico GNMA Taxable	-	1,554,861	-	1,554,861
Puerto Rico FNMA Taxable	-	4,335,799	-	4,335,799
Puerto Rico Freddie Mac Taxable	-	130,738	-	130,738
US Government, Agency, and Instrumentalities	-	126,131,211	-	126,131,211
US Municipals	-	47,512,292	-	47,512,292

	$-	$198,816,652	$2,907,652	$201,724,304

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Level 3 Investment Securities
	Balance as of 6/30/2024	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Net amortization/ accretion	Purchases	Sales/Calls	Paydowns	Transfers in (out) to Level 3	Balance as of 12/31/2024
Popular Securities Mortgage Trust	$3,123,366	$-	$(32,099)	$-	$-	$-	$(183,615)	$-	$2,907,652

Quantitative Information about Level 3 Fair Value Measurements:

	Fair Value at December 31, 2024	Valuation Technique	Unobservable Inputs		Price

Popular Securities Mortgage Trust	$2,907,652	Discounted Cash Flow	Constant prepayment rate	5.57%	$99.32

			Average Life	3.48
			Yield	5.45%

Significant changes in all unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held on December 31, 2024, amounted to a net unrealized depreciation of $32,099.

There were no transfers into or out of Level 3 during the period from July 1, 2024, to December 31, 2024.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of December 31, 2024.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico withholding tax of 15% in the case of dividends distributed if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico income tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a Puerto Rico income tax of 20% of the dividends distributed. Puerto Rico income tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to Puerto Rico alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

For U.S. federal income tax purposes, the Fund is treated as a foreign corporation and does not intend to be engaged in a trade or business within the United States. As a foreign corporation not engaged in a trade or business in the United States, the Fund should generally not be subject to U.S. income tax on gains derived from the sale or exchange of personal property. Nevertheless, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Internal Revenue Code of 1986, as amended (“U.S. Code”), and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to regular U.S. corporate income tax on its effectively connected taxable income, and maybe to a 30% branch profits tax and state and local taxes as well. Also, the Fund is subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S., such as dividends and interest.

An investment in the Fund is designed solely for Puerto Rico residents, due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Code of 1986, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in a typical U.S. mutual fund (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. If United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) corporations organized in the United States) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale of an investment in the Fund.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the prior four tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period from July 1, 2024, to December 31, 2024, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments are presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

The Fund’s principal distributions commenced on February 4, 2015. Distributions made during prior years amounted to $139,567,535, representing a total of $3.34 per share. The NAV and market price for the Fund shares were reduced by these amounts. For the period from July 1, 2024, to December 31, 2024, there were no capital distributions. The Fund’s remaining principal for distribution as of December 31, 2024, amounts to $6.66. To the extent capital losses realized by the Fund on dispositions of securities are not offset by capital gains realized in the same or in subsequent years, there is no assurance that the Fund will be able to return the remaining principal by December 31, 2032.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs, or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to International Swap and Derivatives Association, Inc. (ISDA) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

form of cash or debt securities issued by the U.S. government or related agencies, or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s NAV, not complying with eligible collateral requirements, or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments held during the period from July 1, 2024, to December 31, 2024.

Reverse Repurchase Agreements

Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the reverse repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard Securities Industry and Financial Markets Association (“SIFMA”) Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so. There were no reverse repurchase agreements outstanding as of December 31, 2024.

Short-Term and Medium-Term Notes

The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short- and medium-term notes may be issued from time to time in denominations of $1,000 or as may otherwise be specified in a supplement to the registration statements. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, including notes, pending the registration of its securities under the 1933 Act, absent an available exception. There were no short-or medium-term notes outstanding as of December 31, 2024.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the period from July 1, 2024, to December 31, 2024, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 8 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the period from July 1, 2024, to December 31, 2024, no preferred shares were issued or outstanding.

Operating Segments

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (ASU 2023-007). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and required retrospective application for all periods presented within the financial statements.

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. The Accounting policies of the Fund are consistent with those described in these Notes to Financial Statement. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Other

Security transactions are accounted for on trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

2.	Investment Advisory, Administration, Custody, and Transfer Agency Agreements and Other Transactions with Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the oversight of the Board, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets (including assets purchased with the proceeds of leverage). For the period from July 1, 2024, to December 31, 2024, investment advisory fees amounted to $739,967. The Investment Advisor voluntarily waived investment advisory fees in the amount of $345,318, for a net fee of $394,649. The investment advisory fees payable amounted to $56,044 as of December 31, 2024.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custody, and Transfer Agency, Registrar, and Shareholder Servicing Agreements, respectively. UBSTC has engaged JP Morgan Chase Bank, N.A. to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration Agreement and Transfer Agency, Registrar, and Shareholder Servicing Agreement fees will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expense reimbursements. For the period from July 1, 2024, to December 31, 2024, the administrative, custody, and transfer agency services fee amounted to $187,376. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $53,970, for a net fee of $133,406. The administrative, custody, and transfer agent fees payable amounted to $21,061 as of December 31, 2024.

Certain Fund officers are also officers of UBSTC. The six independent directors of the Fund’s Board are paid based upon an agreed fee of $1,000 per fund for each quarterly Board meeting, $500 for each special Board meeting, and $500 per fund for each quarterly Audit Committee meeting. For the period from July 1, 2024, to December 31, 2024, the independent directors of the Fund were paid an aggregate compensation and expenses of $15,299. The Directors fees payable amounted to $6,098 as of December 31, 2024.

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

There were no capital transactions during the period from July 1, 2024, to December 31, 2024, and the fiscal year ended June 30, 2024.

4.	Investment Transactions

The cost of unaffiliated U.S. obligations securities purchased was $131,270,513, which were related to short-term security purchases, for the period from July 1, 2024, to December 31, 2024. Proceeds from maturities and paydowns of Puerto Rico securities for the period from July 1, 2024, to December 31, 2024, amounted to $3,813,126. Proceeds from calls and maturities of U.S. obligations securities for the period from July 1, 2024, to December 31, 2024, amounted to $147,054,578, of which $90,800,000 were related to maturities of short-term securities.

5.	Securities Sold Under Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

There were no securities sold under reverse repurchase agreements outstanding as of December 31, 2024, however, related information is as follows:

Maximum aggregate balance outstanding at any time of the period	$19,400,000

Average balance outstanding during the period	$5,845,652

Average interest rate during the period	5.56%

There was no interest payable on securities sold under reverse repurchase agreements at December 31, 2024.

The total amount of unaffiliated originations or proceeds of securities sold under reverse repurchase agreements during the period from July 1, 2024, to December 31, 2024, amounted to $16,400,000.

6.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. government or any of its subdivisions are excluded. At December 31, 2024, the Fund had investments with an aggregate fair value of approximately $22,059,403, which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government or any of its subdivisions, of which $5,478,016 are revenue bonds not guaranteed by the Puerto Rico government. Of the $22,059,403 that are issued by entities located in the Commonwealth of Puerto Rico, there are $16,581,387 which are collateralized by U.S. agencies and/or municipalities and/or insured to principal and interest. Also, at December 31, 2024, the Fund had investments with an aggregate market value amounting to $47,512,292 which were issued by various municipalities located in the United States and not guaranteed by the U.S. government.

7.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests up to 67% of the Fund’s total assets in taxable and tax-exempt securities issued by Puerto Rico issuers, including securities by the Commonwealth of Puerto Rico and its political subdivisions and instrumentalities, mortgage-backed and asset-backed securities, and corporate obligations and preferred stock (the “67% Investment Requirement”). While the Fund intends to

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

comply with the 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies. While the Fund will seek to invest at least an average of 20% of its total assets on an annual basis in Puerto Rico securities even in adverse market conditions, there is no guarantee that it will be able to do so if there are insufficient Puerto Rico securities which meet the Fund’s investment criteria.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities, and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

8.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the period, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	215,215,865
Gross appreciation	1,388,137
Gross depreciation	(14,879,698)

Net appreciation (depreciation)	$(13,491,561)

The Fund’s policy, as stated in its prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the period from July 1, 2024, to December 31, 2024, and for the fiscal year ended June 30, 2024, the Fund had distributed from ordinary income $3,573,194 and $7,146,388 for tax purposes, respectively. The undistributed net investment income at December 31, 2024, and June 30, 2024, was as follows:

December 31, 2024:
Undistributed net investment income for tax purposes at the beginning of the period	$28,200,451
Net investment income for tax purposes	3,571,140
Dividends paid to common shareholders	(3,573,194)

Undistributed net investment income for tax purposes at the end of the period	$28,198,397

June 30, 2024:
Undistributed net investment income for tax purposes at the beginning of the fiscal year	$28,232,658
Net investment income for tax purposes	7,114,181
Dividends paid to common shareholders	(7,146,388)

Undistributed net investment income for tax purposes at the end of the fiscal year	$28,200,451

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at December 31, 2024, were as follows:

Undistributed net investment income for tax purposes at the end of the period	$28,198,397
Accumulated net realized loss from investment	(73,422,328)
Unrealized net appreciation from investment	(13,491,561)

Total Distributable Earnings (Accumulated Loss)	$(58,715,492)

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

9.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirely by reference to the more detailed information provided in the offering documentation for securities issued by the Fund.

Puerto Rico Risk. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund generally is more susceptible to economic, political, regulatory, or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Puerto Rico government or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including, without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the asset base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage. This could impact the Fund’s ability to pay in the future.

UBS Asset Managers of Puerto Rico, UBS Financial Services Inc. (“UBSFS”), and their affiliates have engaged and may engage in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions.

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm, and hurricane), epidemics/pandemics, or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies, and financial markets of many countries (even beyond

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., invasion, acts of foreign enemies, hostilities, and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. An outbreak of an infectious disease or serious environmental or public health concern could have a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social, and economic risks in certain countries or regions, and could trigger a prolonged period of global economic slowdown, which may impact the Fund. To the extent the Fund is overweight in certain countries, regions, companies, industries, or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries, or sectors.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition or it otherwise decides to suspend, delay, or reduce payments. The Fund’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Fixed Income Securities Generally. The yield on fixed income securities that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality, and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools’ of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S. government.

Concentration Risk. The Fund may concentrate its investments in mortgage-related assets, which means that its performance may be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. The price the Fund could receive upon the sale of any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, including Puerto Rico, or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise so that the value of the securities issued by the Fund or the Fund’s portfolio investments will fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Risks of Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements which are collateralized loan transactions in which the Fund sells a portfolio security to a counterparty in exchange for cash and agrees to buy it back at a specified time and price in a specified currency. The counterparty can repledge or rehypothecate the collateral securities to a third party, provided they are delivered to the Fund upon maturity of the reverse repurchase agreement. Reverse repurchase agreements involve various risks to the Fund. Reverse repurchase agreements are subject to counterparty risk that the buyer of the securities sold by the Fund, or the counterparty to which the buyer rehypothecates the collateral securities may be unable to deliver the securities at the agreed upon terms when the Fund seeks to repurchase the collateral. In that case, the Fund may be unable to purchase the securities on the open market or only at a higher cost, possibly resulting in an investment loss to the Fund. The collateral securities in the reverse repurchase agreement are also subject to market risk. An increase in interest rates that causes a decrease in the market value of the securities can lead the lenders to require the Fund to post additional collateral at a time when it may not be in the best interest of the Fund to do so.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts, and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also limits the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commenced on August 19, 2022. Since the Fund does not hold any derivatives as of December 31, 2024, Rule 18f-4 has no impact on the Fund.

10.	Commitments and Contingencies

The Fund, its Board, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth Court against UBS Financial Services, Inc., UBSFS, UBSTC and all current and certain former members of the Boards of such investment companies, and those investment companies as nominal defendants (including the Fund), alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. After seven years of litigation, with the case still being in the discovery phase, the parties executed a settlement agreement resolving all legal claims on December 10, 2021. Pursuant to the agreed-upon settlement stipulation, UBS Financial Services Inc. and UBSFS funded an escrow account with $15,000,000 (the “Settlement Fund”). The corresponding Settlement Fund, comprised of (i) the original amount plus any interest earned thereon and (ii) net of an attorney fee award in the amount of 33% of the aggregate amount of principal and accrued interest, will be allocated among the various nominal defendants (including the Fund) pro rata, based upon the market value of their respective holdings of bonds issued by Puerto Rico issuers as of January 31, 2014. On August 26, 2022, final judgment based on the settlement agreement was entered by the Puerto Rico Commonwealth Court. Since the court has failed to issue an order regarding the allocation of litigation expenses, the parties agreed on the distribution of the portion of the Settlement Fund over which there is no controversy, and that portion of the Settlement Fund was distributed to the Fund and recognized as other income. On August 5, 2024, the Puerto Rico Commonwealth Court issued a determination that certain litigation expenses were covered with an attorney fee award. Plaintiffs did not appeal the court’s determination and it is now final and unappealable. The litigation expenses held in escrow was distributed pro rata among the nominal defendants, including the Fund.

11.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2024, to December 31, 2024 (Unaudited)

12.	Subsequent Events

Events and transactions from January 1, 2025, through February 26, 2025 (the date the semi-annual financial statements were available to be issued), have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On January 31, 2025, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01526 per common share, totaling $595,532 and payable on February 10, 2025, to common shareholders of record as of January 31, 2025.

OTHER INFORMATION (Unaudited)

Shareholder Meeting for fiscal year ended June 30, 2024

The Annual Meeting of Shareholders was held on October 17, 2024 (the “2024 Annual Meeting”). The voting results for the proposals considered at the 2024 Annual Meeting were as follows:

1.

Election of Directors. The stockholders of the Fund elected Messrs. Carlos Nido and Luis M. Pellot to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2027 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Carlos Nido	27,833,655	10,612,335
Luis M. Pellot	27,301,319	11,144,671

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules, or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,

•	Written and electronic correspondence,

•	Telephone contacts,

•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

•	Website visits,

•	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Statement Regarding Availability of Quarterly Portfolio Schedule.

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT with the U.S. Securities and Exchange Commission (the “SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

Sanchez/LRV LLC

270 Muñoz Rivera Avenue, Suite 1110

San Juan. Puerto Rico 00918

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M. Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Liana Loyola, Esq.

Secretary

Luz Nereida Colón

Chief Compliance Officer

Remember that:

●	Mutual Fund’s shares are not bank deposits or FDIC insured.
●	Mutual Fund’s shares are not obligations of or guaranteed by UBS Financial Services Inc. or any of its affiliates.
●	Mutual Fund’s shares are subject to investment risks, including possible loss of the principal amount invested.

(b)	Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders included under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about Mr. William Rivera, who replaced Mr. Leslie Highley as the Fund’s Portfolio Manager effective January 14, 2025, and who was primarily responsible for the day-to-day portfolio management of the Fund as of January 14, 2025.

Mr. William Rivera has been employed with UBS Financial Services of Puerto Rico (now UBS Financial Services, Inc.) since 1987 and UBS Asset Managers of Puerto Rico since 2001, most recently as an Executive Director since 2011. He currently serves as Treasurer and Principle Financial Officer of the Puerto Rico Residents Family of Funds since 2022 and First Vice President of the UBS Puerto Rico Family of Funds since 2002, Treasurer and Principal Financial Officer of the UBS Puerto Rico Family of Funds (except the Short Term Investment Fund for Puerto Rico Residents) since 2015, and Treasurer and Principal Financial Officer of the Short Term Investment Fund for Puerto Rico Residents since 2025. Prior thereto, Mr. Rivera was First Vice President at Drexel Burnham Lambert from 1985 to 1987 and Assistant Vice President of Banco Popular Investments from 1980 to 1985. Mr. Rivera holds a Business Administration Degree from the University of Puerto Rico and is a SIFMA Graduate from the Securities Industry Institute at the Wharton School, University of Pennsylvania.

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of December 31, 2024:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
William Rivera	Registered Investment Companies	20	$ 1.5 billion	0	$ 0
	Other Pooled Investment Vehicles	—	$ 0	0	$ 0
	Other Accounts	—	$ 0	0	$ 0

As described above, the Portfolio Manager does manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation. Portfolio Manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Salary. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the Investment Adviser.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one-, three- or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of December 31, 2024:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
William Rivera	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund” or the “Registrant”) for the period covered by this Form N-CSR filing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(b)  There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Although it has not done so, the Fund may engage in securities lending, subject to procedures adopted by its Board of Directors.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(c)	Disclosure pursuant to Section 13(r) of the 1934 Act is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 7, 2025

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	March 7, 2025